Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "DANAM HEALTH, INC." AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE SIXTH DAY OF SEPTEMBER, A.D. 2022, AT 6:04 O`CLOCK P.M.

CERTIFICATE OF CONVERSION, CHANGING ITS NAME FROM "AYAN SPONSORS LLC" TO "DANAM HEALTH, INC.", FILED THE FIFTEENTH DAY OF NOVEMBER, A.D. 2022, AT 3:01 O`CLOCK P.M.

CERTIFICATE OF INCORPORATION, FILED THE FIFTEENTH DAY OF NOVEMBER, A.D. 2022, AT 3:01 O`CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, "DANAM HEALTH, INC.".

Jeffrey W. Bullock, Secretary of State

SECRETARY'S OFFICE 1793 DELAWARE 1885

7012606 8100H
SR# 20234295881

Authentication: 204875795
Date: 12-21-23

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:04 PM 09/06/2022
FILED 06:04 PM 09/06/2022
SR 20223454978 - File Number 7012606

CERTIFICATE OF FORMATION
OF
AYAN SPONSORS LLC

This Certificate of Formation of Ayan Sponsors LLC, dated as of September 6, 2022, is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act.

FIRST. The name of the limited liability company formed hereby is Ayan Sponsors LLC.

SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first written above.

Alexandra Reilly

Alexandra Reilly
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:01 PM 11/15/2022
FILED 03:01 PM 11/15/2022
SR 20224023251 - File Number 7012606

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A LIMITED LIABILITY COMPANY TO A CORPORATION PURSUANT TO SECTION 265 OF THE DELAWARE GENERAL CORPORATION LAW

1.) The jurisdiction where the Limited Liability Company first formed is Delaware.

2.) The jurisdiction immediately prior to filing this Certificate is Delaware.

3.) The date the Limited Liability Company first formed is 9/06/2022.

4.) The name of the Limited Liability Company immediately prior to filing this Certificate is Ayan Sponsors LLC.

5.) The name of the Corporation as set forth in the Certificate of Incorporation is Danam Health, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Limited Liability Company have executed this Certificate on the 15th day of November, A.D. 2022.

By: /s/Alexandra Reilly

Name: Alexandra Reilly
Print or Type

Title: Organizer
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:01 PM 11/15/2022
FILED 03:01 PM 11/15/2022
SR 20224023251 - File Number 7012606

STATE *of* DELAWARE
CERTIFICATE *of* INCORPORATION
A STOCK CORPORATION

• **First:** The name of this Corporation is Danam Health, Inc.

• **Second:** Its registered office in the State of Delaware is to be located at 1209 Orange Street, in the City of Wilmington County of New Castle Zip Code 19801.

The registered agent in charge thereof is The Corporation Trust Company.

Third: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

• **Fourth:** The amount of the total stock of this corporation is authorized to issue is 10,000 shares (number of authorized shares) with a par value of $.001 per share.

• **Fifth:** The name and mailing address of the incorporator are as follows:

Name Alexandra Reilly

Mailing Address 101 Constitution Ave, NW Suite 900

Washington, D.C. Zip Code 20001

• **I, The Undersigned,** for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 15 day of November, A.D. 2022.

BY: /s/Alexandra Reilly
(Incorporator)

NAME: Alexandra Reilly
(type or print)